UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)      APRIL 21, 2005
                                                       -------------------------

                             WESTPOINT STEVENS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-15381                                          36-3498354
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(Commission File Number)                       (IRS Employer Identification No.)


          507 WEST TENTH STREET
           WEST POINT, GEORGIA                                        31833
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (706) 645-4000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

           As previously disclosed, on February 28, 2005, WestPoint Stevens Inc. and certain of its subsidiaries (collectively, the "Company"), each debtors in possession under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"), entered into an asset purchase agreement (the "Asset Purchase Agreement") with New Textile Holding Co., a Delaware corporation ("Parent"), and New Textile Co., a Delaware corporation and wholly-owned subsidiary of Parent ("Purchaser"), for the sale to Purchaser of substantially all of the Company's assets (collectively, the "Assets") pursuant to section 363 of the Bankruptcy Code. Parent is owned by an investor group that consists of WL Ross & Co. LLC and holders of a majority of the Company's Senior Credit Facility. On April 8, 2005, the Company announced that at a hearing held on April 7, 2005 before the United States Bankruptcy Court for the Southern District Court of New York (the "Bankruptcy Court") to consider the approval of proposed bidding procedures and a break up fee in connection with the Asset Purchase Agreement, the Bankruptcy Court declined to approve such bidding procedures or break up fee. As a result of the Bankruptcy Court's ruling, on April 21, 2005, the Asset Purchase Agreement was terminated. However, on April 22, 2005, the Bankruptcy Court approved modified bidding procedures for the sale of substantially all of the assets of the Company pursuant to either a plan of reorganization or section 363 of the Bankruptcy Code. In accordance with such bidding procedures, the Company will continue the auction process for the sale of its assets without a stalking horse bid.





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
                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  WESTPOINT STEVENS INC.

                                  By: /s/ Christopher N. Zodrow
                                      --------------------------------------
                                      Name: Christopher N. Zodrow, Esq.
                                      Title: Vice President and Secretary




Date: April 27, 2005




















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